                                   SUPPLEMENT
                               DATED MAY 31, 2005
                                     TO THE
                  COMBINED STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 1, 2005
                         FOR THE HARTFORD MUTUAL FUNDS

     In the section entitled "Investment Objectives and Policies -- Miscellaneous Investment Strategies and Risks," the first sentence under the sub-heading "Loan Participations and Bank Loans" on page 14 is replaced with the following sentence:

     The High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may invest up to 10% of total assets in bank loans or participation interests in secured variable, fixed or below-investment-grade variable or floating rate loans ("Floating Rate Loans") to U.S. corporations, partnerships and other entities.

     In the section entitled "Investment Objectives and Policies -- Miscellaneous Investment Strategies and Risks," the following disclosure is added immediately prior to the sub-heading "Mortgage-Related Securities" on page 16:

     SENIOR FLOATING RATE LOANS The High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may invest in interests in senior Floating Rate Loans. Senior Floating Rate Loans hold the most senior position in the capital structure of a business entity (the "Borrower"), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. The proceeds of Floating Rate Loans primarily are used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, dividends, and, to a lesser extent, to finance internal growth and for other corporate purposes. The High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may also invest in companies whose financial condition is uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. Floating Rate Loans typically have rates of interest which are reset or redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a spread. These base lending rates are primarily the London-Interbank Offered Rate ("LIBOR"), and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit ("CD") rate or other base lending rates used by commercial lenders. Floating Rate Loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the Floating Rate Loan. Floating Rate Loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the Floating Rate Loan, or as a participation interest in another lender's portion of the Floating Rate Loan.

     Many loans in which the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may invest may not be rated by a rating agency, may not be registered with the Securities and Exchange Commission or any state securities commission and may not be listed on any national securities exchange. The amount of public information available with respect to loans will generally be less extensive than that available for registered or exchange listed securities. In evaluating the creditworthiness of Borrowers, Hartford Investment Management considers, and may rely in part, on analyses performed by others. In the event that loans are not rated, they are likely to be the equivalent of below investment grade quality. Debt securities that are rated below-investment-grade and comparable unrated bonds are viewed by the rating agencies as having speculative characteristics and are commonly known as "junk bonds". Historically, Floating Rate Loans tend to have more favorable loss recovery rates than more junior types of below-investment-grade debt obligations. Hartford Investment Management does not view ratings as the primary factor in its investment decisions and relies more upon its credit analysis abilities than upon ratings.

     Loans and other corporate debt obligations are subject to the risk of non-payment of scheduled interest or principal. The Floating Rate Loans are rated below-investment-grade, which means that rating agencies view them as more likely to default in payment than investment-grade loans. Such non-payment would result in a reduction of income to the High Yield Fund, Income Fund, Inflation Plus Fund or Total Return Bond Fund, a reduction in the value of the investment and a potential decrease in the net asset value of any of these Funds.

There can be no assurance that the liquidation of any collateral securing a loan would satisfy the Borrower's obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a Floating Rate Loan. To the extent that a Floating Rate Loan is collateralized by stock in the Borrower or its subsidiaries, such stock may lose all or substantially all of its value in the event of bankruptcy of a Borrower. Some Floating Rate Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Floating Rate Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Floating Rate Loans including, in certain circumstances, invalidating such Floating Rate Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's performance.

     When the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund invest in loans and securities, each of these Funds is subject to interest rate risk. When interest rates decline, the value of a portfolio invested in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-rate obligations can be expected to decline. Although each of the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's net asset value will vary, Fund management expects the Fund's policy of acquiring Floating Rate Loans to minimize fluctuations in net asset value as a result of changes in market interest rates. However, because rates on Floating Rate Loans only reset periodically, changes in prevailing interest rates can be expected to cause some fluctuation in such Fund's net asset value. Similarly, a sudden and significant increase in market interest rates may cause a decline in the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund's net asset value.

     Although the volume of Floating Rate Loans has increased in recent years, demand for loans has also grown. An increase in demand may benefit the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund by providing increased liquidity for loans but may also adversely affect the rate of interest payable on loans acquired by these Funds and the availability of loans acquired in the primary market, as well as increase the price of loans in the secondary market.

     Prepayment Risks. Most Floating Rate Loans and certain debt securities allow for prepayment of principal without penalty. Loans and securities subject to prepayment risk generally offer less potential for gains when interest rates decline, and may offer a greater potential for loss when interest rates rise. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a Floating Rate Loan or security to increase in response to interest rate declines is limited. Loans or debt securities purchased to replace a prepaid loan or debt security may have lower yields than the yield on the prepaid loan or debt security.

     Market Risks. Significant events, such as the events of September 11, 2001, and market disruption events, such as weather or infrastructure disruptions that affect the markets generally, can affect the liquidity of the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund and cause spreads to widen or interest rates to rise, resulting in a reduction in value of a Fund's assets. Other economic factors (such as a large downward movement in stock prices, a disparity in supply of and demand for certain loans and securities or market conditions that reduce liquidity) can also adversely affect the markets for debt obligations. Rating downgrades of holdings or their issuers will generally reduce the value of such holdings. Each of the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund is also subject to income risk, which is the potential for a decline in a Fund's income due to falling interest rates or market reductions in spread.

     The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the loan and securities markets. The High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund cannot predict the effects of similar events in the future on the U.S. economy. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could affect interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the common shares. In particular, junk bonds and Floating Rate Loans tend to be more volatile than higher-rated fixed income securities so that these events and any actions resulting from them may have a greater effect on the prices and volatility of junk bonds and Floating Rate Loans than on higher-rated fixed income securities.

     Material Non-Public Information. The High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may be in possession of material non-public information about a Borrower or issuer as a result of its ownership of a loan or security of such Borrower or issuer. Because of prohibitions on trading in securities of issuers while in possession of such information, the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may be unable to enter into a transaction in a loan or security of such a Borrower or issuer when it would otherwise be advantageous to do so.

     Regulatory Risk. To the extent that legislation or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Floating Rate Loans for investment may be adversely affected. In addition, such legislation could depress the market value of Floating Rate Loans.

     In the section entitled "Investment Objectives and Policies -- Miscellaneous Investment Strategies and Risks," the following disclosure is added immediately prior to the sub-heading "Portfolio Turnover" on page 46:

     DERIVATIVES The High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may obtain exposure to Floating Rate Loans and baskets of Floating Rate Loans through the use of derivative instruments. Such derivative instruments have recently become increasingly available. Hartford Investment Management reserves the right to utilize these instruments and similar instruments that may be available in the future. For example, the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may invest in a derivative instrument known as the Select Aggregate Market Index ("SAMI"), which provides investors with exposure to a reference basket of Floating Rate Loans. SAMIs are structured as floating rate instruments. SAMIs consist of a basket of credit default swaps whose underlying reference obligations are Floating Rate Loans. While investing in SAMIs will increase the universe of floating rate loans to which the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund are exposed, such investments entail risks that are not typically associated with investments in other floating rate debt instruments. The liquidity of the market for SAMIs will be subject to liquidity in the secured loan and credit derivatives markets. Investment in SAMIs involves many of the risks associated with investments in derivative instruments discussed generally below. The High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may also be subject to the risk that the counterparty in a derivative transaction will default on its obligations. Derivative transactions generally involve the risk of loss due to unanticipated adverse changes in securities and loans prices, interest rates, the inability to close out a position, imperfect correlation between a position and the desired hedge, tax constraints on closing out positions and portfolio management constraints on securities and loans subject to such transactions. The potential loss on derivative instruments may be substantial relative to the initial investment therein.

     The High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may invest in credit-linked notes ("CLN") for risk management purposes, including diversification. A CLN is a derivative instrument. It is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligations and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk.

     The High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may purchase or sell derivative instruments (which derive their value from another instrument, security or loan, index or currency) to enhance return, to hedge against fluctuations in securities or loans prices, interest rates or currency exchange rates, to change the duration of obligations held by these Funds, or as a substitute for the purchase or sale of loans, securities or currencies. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices, other financial instruments or currencies; options on futures contracts; and exchange-traded and over-the-counter options on securities, indices or currencies. The High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may also enter into interest rate swaps, total return swaps, credit default swaps and forward rate contracts and purchase credit-linked notes as well as instruments that have a greater or lesser credit risk than the security or loan underlying that instrument. The High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may use interest rate swaps for risk management purposes and not as a speculative investment. If these strategies do not work as intended, the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may not achieve their goal.

     Transactions in derivative instruments involve a risk of loss due to unanticipated adverse changes in prices, interest rates, indices, or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities and loans subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed the initial investment therein. In addition, the High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund may lose the entire premium paid for purchased options that expire before they can be profitably exercised. The High Yield Fund, Income Fund, Inflation Plus Fund and Total Return Bond Fund incur transaction costs in opening and closing positions in derivative instruments. There can be no assurance that the use of derivative instruments will be advantageous.

     Effective May 1, 2005, in the "Sub-advisory/Investment Services Fees" section on page 91, Advisers Fund is removed from the sub-heading "Advisers Fund, Disciplined Equity Fund, Dividend and Growth Fund and Stock Fund," and the following fee schedule is inserted under the new sub-heading "Advisers Fund":

                                 Advisers Fund

Average Daily Net Assets                                      Annual Rate
------------------------                                      -----------
First $50,000,000                                               0.220%
Next $100,000,000                                               0.180%
Next $350,000,000                                               0.150%
Next $500,000,000                                               0.125%
Amount Over $1 Billion                                          0.100%

In the section entitled "Distribution Arrangements," the second paragraph under the sub-heading "General" on page 121 is replaced with the following paragraph:

     HIFSCO is authorized by the Companies to receive purchase and redemption orders on behalf of the Funds. HIFSCO has the authority to, and has authorized one or more financial services institutions and/or qualified plan intermediaries to receive purchase and redemption orders on behalf of the Funds, subject to the Funds' policies and procedures with respect to frequent purchases and redemptions of Fund shares and applicable law. In these circumstances, a Fund will be deemed to have received a purchase or redemption order when an authorized financial services institution and/or qualified plan intermediary receives the order. Accordingly, orders will be priced at that Fund's next net asset value to be computed after the orders are received by an authorized financial services institution and/or qualified plan intermediary and accepted by the Fund. The Fund's net asset value is determined in the manner described in the Fund's prospectuses.

     PLEASE RETAIN THIS SUPPLEMENT WITH YOUR STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.